EXHIBIT A FIRST AMENDMENT TO SUN COMMUNITIES, INC. FIRST AMENDED AND RESTATED 2004 NON-EMPLOYEE DIRECTOR OPTION PLAN This First Amendment to the Sun Communities, Inc. First Amended and Restated 2004 Non-Employee Director Option Plan (this “Amendment”) is effective as of May 17, 2018, the date it was approved by the Company's stockholders. All capitalized terms used, but not defined, in this Amendment have the same meanings as in the Sun Communities, Inc. First Amended and Restated 2004 Non-Employee Director Option Plan (the “Plan”). Recitals A. The Plan was approved by the Board of Sun Communities, Inc., a Maryland corporation (the “Company”) on April 24, 2012 and by the Company’s stockholders on July 19, 2012. B. This Amendment was approved by the Board on March 22, 2018, subject to approval of the Company's stockholders. Amendments The Plan is hereby amended as follows: 1. Section 4.01 of the Plan is hereby amended and restated in its entirety as follows: “4.01 Securities Issuable. Shares to be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. OP Units to be issued under the Plan may be authorized and unissued OP Units or issued OP Units which have been reacquired by SCOLP. The maximum aggregate number of shares of Company Common Stock and OP Units that may be issued under this Plan, as amended, is 375,000 shares or OP Units. As of the date hereof, Awards with respect to an aggregate of 165,226 shares of Common Stock and zero OP Units have been made under the Plan. Accordingly, the maximum aggregate number of shares of Company Common Stock and OP Units that may be issued in the future after the date hereof under the Plan is 209,774 shares or OP Units. The aggregate number of shares to be issued under the Plan will be adjusted in accordance with Section 4.03 of the Plan.” 2. After the date of this Amendment, all references in the Plan to the “Plan” shall mean the Plan, as amended by this Amendment. The Plan is hereby amended accordingly. 3. Except as modified by this Amendment, the Plan remains unchanged and, as modified, continues in full force and effect. In the event of any conflict between the terms of the Plan and the terms of this Amendment, the terms of this Amendment shall control. A - 1